UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 22, 2009

SMITH INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8514 (Commission File Number)	95-3822631 (IRS Employer Identification No.)
1310 Rankin Road, Houston, Texas 77073
(Address of principal executive offices) (Zip Code)
(281) 433-3370
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     As discussed below in Item 5.02, Duane C. Radtke was appointed as a non-employee director of Smith International, Inc. (the “Company”) on October 22, 2009. Upon such appointment, the Company entered into a standard form of indemnity agreement with Mr. Radtke. The form of indemnity agreement was approved by the Company’s Board of Directors, effective as of February 28, 2007, for non-employee directors of the Company. The agreement requires us to indemnify each non-employee director and to advance expenses on behalf of each such director to the fullest extent permitted by applicable law. The agreement is in addition to any other rights the non-employee director may be entitled to under the Company’s Restated Certificate of Incorporation, as amended from time to time, Restated Bylaws, as amended from time to time, and applicable law.
     A copy of the form of indemnity agreement for directors was attached to our Form 10-K for the year ended December 31, 2006 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 22, 2009, Duane C. Radtke was appointed to the Board of Directors of the Company to serve a term beginning on October 22, 2009 and ending on the date of the Company’s Annual Meeting of Stockholders in 2010.
     Mr. Radtke currently serves as the President and CEO of Valiant Exploration LLC and as the Non-Executive Chairman of NFR Energy LLC, a position he has held since August 2009. Mr. Radtke has served on the board of NFR Energy since June 2008. From April 2001 until December 2007, Mr. Radtke served as the President and CEO of Dominion Exploration and Production (“Dominion E&P”) and Executive Vice President of Dominion Resources, the parent company of Dominion E&P.
     Mr. Radtke is not a party to any arrangement or understanding with any person pursuant to which he was selected as a director, nor is he a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Radtke will participate in the Company’s standard non-employee director compensation program which is described in the Company’s 2009 Proxy Statement.
     A copy of the press release dated October 26, 2009, announcing the appointment of Mr. Radtke to the Company’s Board of Directors is attached hereto as Exhibit 99.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1
Form of Director Indemnification Agreement as of February 28, 2007. Filed as Exhibit 10.28 to the Company’s Report on Form 10-K for the year ended December 31, 2006 and incorporated herein by reference.

99.1	Press Release dated October 26, 2009 with respect to the Company’s appointment of Mr. Duane C. Radtke to the Company’s Board of Directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2009	SMITH INTERNATIONAL, INC.
	By:	/s/ RICHARD E. CHANDLER, JR.
		Name:	Richard E. Chandler, Jr.
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1
Form of Director Indemnification Agreement as of February 28, 2007. Filed as Exhibit 10.28 to the Company’s Report on Form 10-K for the year ended December 31, 2006 and incorporated herein by reference.

99.1	Press Release dated October 26, 2009 with respect to the Company’s appointment of Mr. Duane C. Radtke to the Company’s Board of Directors.